                                                                   Exhibit 10.42

                            Amazon.com/Liquid Audio
                             Advertising Agreement


     This Agreement is entered into as of this 9th day of June, 1999 by and between Liquid Audio, Inc., a California corporation with a principal place of business at 810 Winslow Street Redwood City, CA 94063 ("Liquid Audio"), and Amazon.com, Inc., a Washington corporation with a principal place of business at 1200 Twelfth Avenue South, Suite 1200, Seattle, Washington, 98144 ("Amazon.com").

A. The parties are interested in performing certain cooperative marketing activities.

B. In consideration of those activities, Liquid Audio is willing to grant to Amazon.com certain rights to purchase shares of its Common Stock.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is the hereby acknowledged, the parties hereby agree as follows:

1.  The parties will each perform cooperative marketing activities as follows:

    (a) Relationship/Sarah McLachlan promotion: Within 30 days of the date hereof, the parties will issue a mutually acceptable press release stating that they have entered into a year-long promotional relationship, and that the initial activity in connection with such relationship shall be a promotion related to Sarah McLachlan.

    (b) Liquid Artist Program: During the 30 day period commencing on the date hereof (or such other period as the parties may agree upon), the parties will negotiate in good faith the terms of an agreement under which Amazon.com will implement Liquid Audio's Liquid Artist program on the Amazon.com site; provided, that neither party shall have any liability by reason of any failure or refusal to enter into any such agreement for any reason.

2. Liquid Audio will grant Amazon net exercise warrants ("Warrants") to purchase up to 381,203 shares of the Common Stock of Liquid Audio, currently comprising two and one-half percent (2.5%) of the fully-diluted capital stock of Liquid Audio. The forms of the Warrants are set forth as Exhibits A and B attached hereto. The exercise price will be $6.56 per share. The Warrants will be exercisable for five years from the date hereof, and shall be subject to the conditions on exercise set forth herein. The Warrants will be allocated as follows:

    . Relationship/Sarah McLachlan promotion - 66 2/3% of the total or 254,135 shares
    .  Liquid Artist                          - 33 1/3% of the total or 127,068
       shares

3. The Warrants set forth on Exhibit A shall be exercisable immediately as set forth therein. Amazon.com agrees not to transfer the shares issued on exercise of the warrant for one year as to the date of exercise. The Warrants set forth on Exhibit B shall be subject to conditions on exercisability as follows. Unless these conditions are met, the applicable Warrant will not be exercisable.

    (a) Exhibit B Warrant: The Warrant set forth on Exhibit B shall first become exercisable as to one-half of the shares at the time of the signing of a definitive agreement (if any) between Amazon.com and Liquid Audio concerning the implementation of the Liquid Artist program on the Amazon.com site. The remaining Warrants set forth on Exhibit B will be exercisable with respect to one-twelfth thereof for each month during the first year of the program commencing on the date the Liquid Artist program is available on the Amazon.com site, for so long as Amazon.com continues to maintain the Liquid Artist program on its site subject to the terms negotiated in the definitive agreement (if any).

4. Liquid Audio will offer Amazon.com most favored customer pricing on applicable products and services for a period of one year from the date hereof, or for the term of the Liquid Artist agreement, whichever is greater.

5. Subject to the terms and conditions of this Agreement, each party (the "Indemnifying Party") agrees to indemnify, defend and hold the other party (the "Indemnified Party") harmless against any liabilities and expenses (including reasonable attorneys' fees), actually paid by a party in settlement of, or held against a party arising out of, a claim that the use or embodiment of the Indemnifying Party's contribution to any of the activities described herein infringes any right of any third party when used as contemplated under this Agreement; provided that the Indemnified Party agrees that the Indemnifying Party shall be released from the foregoing obligations to the extent it is prejudiced by any failure by the Indemnified Party to provide the Indemnifying Party with (i) prompt written notice of the claim, (ii) full control over the defense or settlement of such claim (except that the Indemnifying Party shall not enter into or acquiesce to any settlement which contains any admission of or stipulation to any guilt, fault, liability or wrongdoing on the part of the Indemnified Party without the Indemnified Party's prior written consent), and
(iii) reasonable assistance in connection with the defense or settlement of such claim. Subject to the foregoing, the Indemnified Party shall be entitled to participate in the defense and settlement of any such claim, at its own expense, with counsel of its own choosing.

    THE FOREGOING STATES EACH PARTY'S ENTIRE LIABILITY AND OBLIGATION (EXPRESS, IMPLIED, STATUTORY OR OTHERWISE) WITH RESPECT TO INTELLECTUAL PROPERTY INFRINGEMENT OR CLAIMS THEREFOR. EXCEPT TO THE EXTENT THE SAME ARE AWARDED IN CONNECTION WITH ANY THIRD PARTY CLAIM AGAINST WHICH A PARTY IS OBLIGATED TO INDEMNIFY THE OTHER PARTY PURSUANT TO THIS SECTION 5, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR LOST PROFITS, LOSS OF DATA, COST OF PROCUREMENT OF GOODS AND SERVICES OR FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, OR INCIDENTAL DAMAGES, HOWEVER CAUSED, ON ANY THEORY OF LIABILITY AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, ARISING UNDER ANY CAUSE OF ACTION AND IN ANY WAY OUT OF THIS AGREEMENT OR THE DESIGNS, PRODUCTS, INFORMATION OR OTHER TECHNOLOGY PROVIDED PURSUANT TO THIS AGREEMENT. THE PROVISIONS OF THIS SECTION SHALL APPLY NOTWITHSTANDING THE FAILURE OF ANY LIMITED REMEDIES HERE UNDER.

6. Each party acknowledges that the cooperative marketing efforts to be undertaken hereunder are speculative in nature and that there is no guarantee that the materials contributed by either party shall be sufficient or error free. THEREFORE, EACH PARTY PROVIDES INFORMATION TO THE OTHER PARTY "AS IS," AND NEITHER PARTY MAKES ANY

WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE WITH RESPECT TO TECHNICAL INFORMATION, AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

7. Nothing contained herein shall be construed to imply a joint venture or principal and agent relationship between the parties, and neither party shall have any right, power or authority to create any obligation, express or implied, with respect to any third party in connection with their performance hereunder.

8.  General.

    (a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California without reference to conflict of law principles.

    (b) Arbitration. Any dispute or claim arising out of or in connection with this Agreement shall be finally settled by binding arbitration in San Jose, California (if arbitration is initiated by Amazon.com) or Seattle, Washington (if arbitration is initiated by Liquid Audio) under the rules of arbitration of the American Arbitration Association by one arbitrator appointed in accordance with said rules. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for injunctive relief without breach of this arbitration provision.

    (c) Force Majeure. If the performance of this Agreement or any obligations hereunder is prevented, restricted or interfered with by reason of fire or other casualty or accident, strikes or labor disputes, war or other violence, any law, order, proclamation, ordinance, demand or requirement of any government agency, or any other act or condition beyond the control of the parties hereto, the party so affected upon giving prompt notice to the other party shall be excused from such performance during such prevention, restriction or interference for a period of up to ninety (90) days.

    (d) Assignment. Neither party may assign or delegate this Agreement or any of its licenses, rights or duties under this Agreement without the prior written consent of the other, except (i) to a person or entity into which it has merged or which has otherwise succeeded to all or substantially all of its business and assets, and which has assumed in writing or by operation of law its obligations under this Agreement, or (ii) to any entity that controls or is controlled by or under common control with a party hereto or of which a party beneficially owns at least 50% of the equity interest therein.

    (e) Authority. Each party represents that all corporate action necessary for the authorization, execution and delivery of this Agreement by such party and the performance of its obligations hereunder has been taken.

    (f) Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand, by messenger or by telecommunication, addressed to the addresses first set forth above or at such other address furnished with a notice in the manner set forth herein. Such notices shall be deemed to have been served when delivered or, if delivery is not accomplished by reason of some fault of the addressee, when tendered.

    (g) Partial Invalidity. If any paragraph, provision, or clause thereof in this Agreement shall be found or be held to be invalid or unenforceable in any jurisdiction in which this

Agreement is being performed, the remainder of this Agreement shall be valid and enforceable. The waiver of one breach or default hereunder shall not constitute the waiver of any subsequent breach or default.

    (h) Entire Agreement. This Agreement and the Exhibits hereto represent and constitute the entire agreement between the parties, may only be amended in writing signed by both parties, and supersede all prior agreements and understandings with respect to the matters covered by this Agreement. The parties acknowledge that they have not relied upon any representations other than the representations set forth herein.


AGREED AS OF THE DATE SET FORTH ABOVE:

LIQUID AUDIO, INC.                 AMAZON.COM, INC.

By: /s/ Robert Flynn               By:
   --------------------------         -------------------------

Print Name:Robert Flynn            Print Name:
           ------------------                 -----------------

Title:VP Business Development      Title:
      -----------------------            ----------------------

Agreement is being performed, the remainder of this Agreement shall be valid and enforceable. The waiver of one breach or default hereunder shall not constitute the waiver of any subsequent breach or default.

    (h) Entire Agreement. This Agreement and the Exhibits hereto represent and constitute the entire agreement between the parties, may only be amended in writing signed by both parties, and supersede all prior agreements and understandings with respect to the matters covered by this Agreement. The parties acknowledge that they have not relied upon any representations other than the representations set forth herein.


AGREED AS OF THE DATE SET FORTH ABOVE:

LIQUID AUDIO, INC.                 AMAZON.COM, INC.

By:                                By: /s/ Alan Ciph
   --------------------------         -------------------------

Print Name:                        Print Name: Alan Ciph
           ------------------                 -----------------

Title:                             Title:  VP
      -----------------------            ----------------------

                         COMMON STOCK PURCHASE WARRANT



THIS WARRANT HAS BEEN, AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "SHARES") WILL BE, ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NEITHER THIS WARRANT NOR THE SHARES (TOGETHER, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

No. W-A                                                 Void after June 9, 2004



                               LIQUID AUDIO, INC.



               WARRANT TO PURCHASE 254,135 SHARES OF COMMON STOCK



     THIS CERTIFIES THAT, for value received, Amazon.com, Inc. (the "Holder") is entitled to subscribe for and purchase from Liquid Audio, Inc., a California corporation (the "Company"), 254,135 shares (as adjusted pursuant to Section 3 hereof) of the fully paid and nonassessable Common Stock, no par value (the "Shares"), of the Company at the price of $6.56 per share (the "Exercise Price") (as adjusted pursuant to Section 3 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

     This Warrant is subject to the following terms and conditions:

     1.  Method of Exercise; Payment.
         ---------------------------

         (a)  Cash Exercise. The purchase rights represented by this Warrant may
              -------------
be exercised by the Holder, in whole or in part, from time to time by the surrender of this Warrant (with the notice of exercise form (the "Notice of Exercise") attached hereto as Exhibit A duly executed) at the principal office
                              ---------
of the Company, and by the payment to the Company of an amount equal to the

Exercise Price multiplied by the number of the Shares being purchased, which amount may be paid, at the election of the Holder, by wire transfer or certified check payable to the order of the Company. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

         (b)  Net Issue Exercise. In lieu of exercising this warrant pursuant to
              ------------------
Section l(a) hereof, the Holder may elect to receive a number of Shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with Notice of Exercise in which alternative No. 1 is initiated by the Holder. In such event, the Company shall issue to the Holder a number of Shares computed using the following formula:

         X = Y (A-B)
             -------
                A

Where X  =   the number of Shares to be issued to the Holder.

      Y  =   the number of Shares subject to this warrant.

      A  =   the fair market value of one share of the Company's Common Stock.

      B  =   the Exercise Price (as adjusted to the date of such calculation).

         (c)  Fair market Value. For purposes of this Section 1, the fair market
              -----------------
value of the Company's Common Stock shall mean:

                (i) The average of the closing bid and asked prices of the Company's Common Stock quoted in the Over-The-Counter Market Summary or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street
                                                                ---------------
Journal for the ten trading days prior to the date of determination of fair
-------
market value;

                (ii) If the Company's Common Stock is not traded Over-The-Counter or on an exchange, fair market value of the Common Stock per share shall be the price per share as determined by the Company's Board of Directors. Receipt and acknowledgment of this warrant by the Holder shall be definitely deemed to be an acknowledgment and acceptance of any such fair market value determination by the Company's Board of Directors as the final and binding determination of such value for purposes of this Agreement.

                (d)  Stock Certificates. In the event of any exercise of the
                     ------------------
rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the

Holder within 30 days of such exercise and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

            2.  Stock Fully Paid; Reservation of Shares. All of the Shares
                ---------------------------------------
issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal or first offer, taxes, liens and charges with respect to the issuance thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

            3.  Adjustment of Exercise Price and Number of Shares. Subject to
                -------------------------------------------------
the provisions of Section 12 hereof, the number and kind of Shares purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                (a)  Reclassification, Consolidation or Merger. In case of any
                     -----------------------------------------
reclassification of the Common Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger with another corporation in which the Company is a continuing corporation and in which the Company's stockholders immediately preceding such consolidation or merger own at least 50% of the voting securities of the Company following such consolidation or merger and which does not result in any reclassification of the Shares issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation as the case may be, shall execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the Shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, sale of all or substantially all of the Company's assets or merger by a holder of an equivalent number of shares of Common Stock. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 3. The provisions of this subsection (a), subject to Section 12 hereof, shall similarly apply to successive reclassifications, consolidations, mergers, and the sale of all or substantially all of the Company's assets.

                (b)  Stock Splits, Dividends and Combinations. In the event that
                     ----------------------------------------
the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding shares of Common Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

            4.  Notices.
                -------

                (a) Upon any adjustment of the Exercise Price and any increase or decrease in the number of Shares purchasable upon the exercise of this Warrant in accordance with Section 3 hereof, then, and in each such case, the Company, within thirty (30) days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

                (b) In the event that the Company shall propose at any time to effect a Public Offering, the Company shall send to the Holder at least thirty
(30) days prior written notice of the date when the same is anticipated to take place.

                (c)  The Company shall send to the Holder not less than thirty
(30) days before the expiration of this Warrant, a written notice of the date on which this Warrant will expire.

                (d) Any written notice by the Company required or permitted hereunder shall be given by hand delivery or first class mail, postage prepaid, addressed to the Holder at the address shown on the books of the Company for the Holder.

            5.  Transfer of Warrant Except in accordance with the conditions
                -------------------
contained in Section 6 hereof, this Warrant and all rights hereunder are not transferable. In order to effect any transfer of all or a portion of this warrant or the Shares, the transferor shall deliver a completed and duly executed Notice of Transfer (attached hereto as Exhibit B).
                                                ---------

            6.  Condition of Exercise or Transfer of Warrant.
                --------------------------------------------

                (a) Unless exercised pursuant to an effective registration statement under the Act which includes the Shares so exercised, it shall be a condition to any exercise or transfer of this Warrant that the Company shall have received, at the time of such exercise or transfer, a representation in writing from the recipient or transferee in the form attached hereto as Exhibit
                                                                        -------
A-1 or Exhibit B-1, respectively, that the Shares being issued upon exercise, or
---    -----------
this Warrant (or portion hereof) transferred, as the case may be, are being acquired for investment and not with a view to any sale or distribution thereof.

                (b) It shall be a further condition to any transfer of this Warrant, or of any or all of the Shares issued upon exercise of this Warrant, other than a transfer registered under the Act, that the Holder shall have given written notice to the Company which shall describe the manner and circumstances of the proposed transfer and be accompanied by a written opinion of Holder's legal counsel or a "no-action" letter reasonably satisfactory to the Company stating that such transfer is exempt from the registration and delivery requirements of the Act and applicable state securities laws.

                (c) Each certificate evidencing the Shares issued upon exercise of this Warrant, or transfer of such shares (other than a transfer registered under the Act or any subsequent transfer of shares so registered) shall be stamped or imprinted with a legend substantially in the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

     Subject to this Section 6, the Company may instruct its transfer agent not to register the transfer of all or a part of this Warrant, or any of the Shares, unless one of the conditions specified in the above legend is satisfied.

            7.  Removal of Legend. Upon request of a holder of a certificate
                -----------------
with the legend referred to in Section 6 hereof, the Company shall issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received either an opinion of counsel or a "no-action" letter referred to in Section 6(b) of this agreement to the effect that any transfer by such holder of the shares evidenced by such certificate will not violate the Act and applicable state securities laws; provided, however, that the Company shall not be obligated to remove any such legends prior to the closing date of the Public Offering.

            8.  Fractional Shares. No fractional shares of Common Stock will be
                -----------------
issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

            9.  Representations and Warranties of the Company. The Company
                ---------------------------------------------
represents and warrants to the Holder as follows:

                (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

                (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

                (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the holders thereof are as set forth in the Company's Certificate of Incorporation, a true and complete copy of which has been delivered to the original Holder of this Warrant; and

                (d) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this warrant in accordance with the terms hereof will not be, inconsistent with the Company's Certificate of Incorporation or Bylaws, as amended.

            10.  Representations and Warranties by the Holder. The Holder
                 --------------------------------------------
represents and warrants to the Company as follows:

                (a) This Warrant is being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act. Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the Shares issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

                (b) The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration. The Holder further understands that the Shares have not been qualified under the California Securities Law of 1968 (the "California Law") by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to Section 25102(f) thereof, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent expressed above.

                (c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

                (d) The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

            11.  Rights of Stockholders. No holder of this Warrant shall be
                 ----------------------
entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

            12.  Expiration of Warrant. This Warrant shall expire and shall no
                 ---------------------
longer be exercisable as of 5:00 p.m., California local time, on June 9, 2004.

            13.  Miscellaneous.
                 -------------

                (a) This Warrant is being delivered in the State of California and shall be construed and enforced in accordance with and governed by the laws of such State.

                (b) The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

                (c) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Shares issued or issuable upon the exercise hereof.

                (d) This Warrant and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                (e) The Company shall not, by amendment of its Articles of Incorporation, or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

                (f) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver to the holder of record, in lieu thereof, a new Warrant of like date and tenor.

                (g) This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and the Holder.

                (h) Receipt of this Warrant by the holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

     Issued this 9th day of June, 1999.


                                    LIQUID AUDIO, INC.

                                    By: /s/ illegible
                                       --------------------------------

                                    Title: VP Business Development
                                          -----------------------------



Acknowledged and Accepted:

Amazon.com, Inc.
________________________


By:_____________________
   Authorized Signatory

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

     Issued this 9th day of June, 1999.


                                    LIQUID AUDIO, INC.

                                    By:
                                       --------------------------------

                                    Title:
                                          -----------------------------



Acknowledged and Accepted:

Amazon.com, Inc.
________________________


By: /s/ illegible
   ---------------------
   Authorized Signatory

                                   EXHIBIT A
                                   ---------

                               NOTICE OF EXERCISE
                              -------------------
TO:      Liquid Audio, Inc.
         810 Winslow Street
         Redwood City, CA  94063
         Attention:  President

         1. In lieu of exercising the attached Warrant for cash or check, the undersigned hereby elects to effect the net issuance provision of Section l(b) of this Warrant and receive ____________ (leave blank if you choose Alternative No. 2 below) shares of Common Stock pursuant to the terms of this Warrant. (Initial here if the undersigned elects this alternative). ___________.

         2. The undersigned hereby elects to purchase _______________ (leave blank if you choose alternative No. 1 above) shares of Common Stock of Liquid Audio, Inc. pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full.

         3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


            --------------------------------------------
                            (Name)

            --------------------------------------------

            --------------------------------------------
                            (Address)



         4. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 10 of the attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned agrees to execute an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as Exhibit A-1.
                                       -----------


                                                --------------------------------
                                                (Signature and Date)

                                                Title:
                                                      --------------------------

                                   EXHIBIT A-l
                                  ------------

                      INVESTMENT REPRESENTATION STATEMENT

PURCHASER    :

SELLER       :  LIQUID AUDIO, INC.

COMPANY      :  LIQUID AUDIO, INC.

SECURITY     :  COMMON STOCK ISSUED UPON EXERCISE OF THE COMMON STOCK PURCHASE
                WARRANT ISSUED ON ____________, ____

AMOUNT       :  _______________ SHARES

DATE         :

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company the following:

                (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

                (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

                (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

                (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

     The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

                (e) I agree, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by me (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) I further agree to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company
                 -------- -------
who own the stock of the Company also agree to such restrictions.

                (f) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.




                                                        ------------------------
                                                        (Signature)

                                                        By:
                                                           ---------------------

                                                        Title:
                                                              ------------------

                                                        Date:          ,
                                                             ---------- --------

                                    EXHIBIT B
                                   ----------

                               NOTICE OF TRANSFER
                  (To be signed only upon transfer of Warrant)

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________ the right represented by the attached Warrant to purchase _______________* shares of Common Stock of Liquid Audio, Inc., to which the attached warrant relates, and appoints ______________________ Attorney to transfer such right on the books of Liquid Audio, Inc. with full power of substitution in the premises.

     Dated:
           ------------------

                              --------------------------------------------------
                              (Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

                              --------------------------------------------------
                              (Address)

Signed in the presence of:



------------------------------
* Insert here the number of shares without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

                                   EXHIBIT B-1
                                  ------------

                      INVESTMENT REPRESENTATION STATEMENT

PURCHASER     :

TRANSFEROR    :

COMPANY       :  LIQUID AUDIO, INC.

SECURITY      :  COMMON STOCK PURCHASE WARRANT ORIGINALLY ISSUED ON
                 _______________, ________

AMOUNT        :  ___________ SHARES

DATE          :

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company the following:

                (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

                (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

                (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

                (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

     The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

                (e) I agree, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by me (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) I further agree to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company
                 -------- -------
who own the stock of the Company also agree to such restrictions.

                (f) I further understand that in the event all of the applicable requirements of Rule 144 is not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


                                                --------------------------------
                                                (Signature)

                                                By:
                                                   -----------------------------

                                                Title:
                                                      --------------------------

                                                Date:          ,
                                                     ---------- ----------------

                         COMMON STOCK PURCHASE WARRANT



THIS WARRANT HAS BEEN, AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "SHARES") WILL BE, ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NEITHER THIS WARRANT NOR THE SHARES (TOGETHER, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

No. W-B                                                 Void after June 9, 2004



                               LIQUID AUDIO, INC.



               WARRANT TO PURCHASE 127,068 SHARES OF COMMON STOCK



     THIS CERTIFIES THAT, for value received, Amazon.com, Inc. (the "Holder") is entitled to subscribe for and purchase from Liquid Audio, Inc., a California corporation (the "Company"), 127,068 shares (as adjusted pursuant to Section 3 hereof) of the fully paid and nonassessable Common Stock, no par value (the "Shares"), of the Company at the price of $6.56 per share (the "Exercise Price") (as adjusted pursuant to Section 3 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

     This Warrant is subject to the following terms and conditions:

     1.  Conditions of Exercise. The Holder is not entitled to exercise the
         ----------------------
rights issued under this warrant, unless and until the following conditions have been met:

         (a) this Warrant shall first become exercisable as to one-half (1/2) of the shares at the time of the signing of a definitive agreement, if any, between the Holder and the Company concerning the implementation of the Liquid Artist program on the Amazon.com site.

         (b) The remaining Warrants under this Agreement will be exercisable with respect to one-twelfth thereof for each month during the first year of the program commencing on the date the Liquid Artist program is available on the Amazon.com site and continuing for so long as the Holder maintains the Liquid Artist program on its site subject to the terms negotiated in the definitive agreement, if any.

     2.  Method of Exercise; Payment.
         ------------------------------

         (a)  Cash Exercise. The purchase rights represented by this Warrant may
              -------------
be exercised by the Holder, in whole or in part, from time to time by the surrender of this Warrant (with the notice of exercise form (the "Notice of Exercise") attached hereto as Exhibit A duly executed) at the principal office of the Company, and by the payment to the Company of an amount equal to the Exercise Price multiplied by the number of the Shares being purchased, which amount may be paid, at the election of the Holder, by wire transfer or certified check payable to the order of the Company. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

         (b) Net Issue Exercise. In lieu of exercising this warrant pursuant to Section l(a) hereof, the Holder may elect to receive a number of Shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with Notice of Exercise in which alternative No. 1 is initiated by the Holder. In such event, the Company shall issue to the Holder a number of Shares computed using the following formula:

         X = Y (A-B)
             -------
                A

Where X  =    the number of Shares to be issued to the Holder.

      Y  =    the number of Shares subject to this warrant.

      A  =    the fair market value of one share of the Company's Common Stock.

      B  =    the Exercise Price (as adjusted to the date of such calculation).

         (c)  Fair market Value. For purposes of this Section 1, the fair market
              -----------------
value of the Company's Common Stock shall mean:

                (i) The average of the closing bid and asked prices of the Company's Common Stock quoted in the Over-The-Counter Market Summary or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western

Edition of The Wall Street Journal for the ten trading days prior to the date of determination of fair market value;

                (ii) If the Company's Common Stock is not traded Over-The-Counter or on an exchange, fair market value of the Common Stock per share shall be the price per share as determined by the Company's Board of Directors. Receipt and acknowledgment of this warrant by the Holder shall be definitely deemed to be an acknowledgment and acceptance of any such fair market value determination by the Company's Board of Directors as the final and binding determination of such value for purposes of this Agreement.

         (d) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the Holder within 30 days of such exercise and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

     3.  Stock Fully Paid; Reservation of Shares. All of the Shares issuable
         ---------------------------------------
upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal or first offer, taxes, liens and charges with respect to the issuance thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     4.  Adjustment of Exercise Price and Number of Shares. Subject to the
         -------------------------------------------------
provisions of Section 12 hereof, the number and kind of Shares purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

         (a) Reclassification, Consolidation or Merger.  In case of any
             -----------------------------------------
reclassification of the Common Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger with another corporation in which the Company is a continuing corporation and in which the Company's stockholders immediately preceding such consolidation or merger own at least 50% of the voting securities of the Company following such consolidation or merger and which does not result in any reclassification of the Shares issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation as the case may be, shall execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the Shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, sale of all or substantially all of the Company's assets or merger by a holder of an equivalent number of shares of Common Stock. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this subsection (a), subject to Section 12 hereof, shall similarly apply to successive reclassifications, consolidations, mergers, and the sale of all or substantially all of the Company's assets.

          (b) Stock Splits, Dividends and Combinations.  In the event that the
              ----------------------------------------
Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding shares of Common Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

     5.   Notices.
          -------

          (a) Upon any adjustment of the Exercise Price and any increase or decrease in the number of Shares purchasable upon the exercise of this Warrant in accordance with Section 3 hereof, then, and in each such case, the Company, within thirty (30) days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

          (b) In the event that the Company shall propose at any time to effect a Public Offering, the Company shall send to the Holder at least thirty (30) days prior written notice of the date when the same is anticipated to take place.

          (c) The Company shall send to the Holder not less than thirty (30) days before the expiration of this Warrant, a written notice of the date on which this Warrant will expire.

          (d) Any written notice by the Company required or permitted hereunder shall be given by hand delivery or first class mail, postage prepaid, addressed to the Holder at the address shown on the books of the Company for the Holder.

     6.   Transfer of Warrant  Except in accordance with the conditions
          -------------------
contained in Section 6 hereof, this Warrant and all rights hereunder are not transferable. In order to effect any transfer of all or a portion of this warrant or the Shares, the transferor shall deliver a completed and duly executed Notice of Transfer (attached hereto as Exhibit B).
                                                ---------

     7.   Condition of Exercise or Transfer of Warrant.
          --------------------------------------------

          (a) Unless exercised pursuant to an effective registration statement under the Act which includes the Shares so exercised, it shall be a condition to any exercise or transfer of this

Warrant that the Company shall have received, at the time of such exercise or transfer, a representation in writing from the recipient or transferee in the form attached hereto as Exhibit A-1 or Exhibit B-1, respectively, that the
                        -----------    -----------
Shares being issued upon exercise, or this Warrant (or portion hereof) transferred, as the case may be, are being acquired for investment and not with a view to any sale or distribution thereof.

          (b) It shall be a further condition to any transfer of this Warrant, or of any or all of the Shares issued upon exercise of this Warrant, other than a transfer registered under the Act, that the Holder shall have given written notice to the Company which shall describe the manner and circumstances of the proposed transfer and be accompanied by a written opinion of Holder's legal counsel or a "no-action" letter reasonably satisfactory to the Company stating that such transfer is exempt from the registration and delivery requirements of the Act and applicable state securities laws.

          (c) Each certificate evidencing the Shares issued upon exercise of this Warrant, or transfer of such shares (other than a transfer registered under the Act or any subsequent transfer of shares so registered) shall be stamped or imprinted with a legend substantially in the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

     Subject to this Section 6, the Company may instruct its transfer agent not to register the transfer of all or a part of this Warrant, or any of the Shares, unless one of the conditions specified in the above legend is satisfied.

     8.   Removal of Legend.  Upon request of a holder of a certificate with the
          -----------------
legend referred to in Section 6 hereof, the Company shall issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received either an opinion of counsel or a "no-action" letter referred to in Section 6(b) of this agreement to the effect that any transfer by such holder of the shares evidenced by such certificate will not violate the Act and applicable state securities laws; provided, however, that the Company shall not be obligated to remove any such legends prior to the closing date of the Public Offering.

     9.   Fractional Shares.  No fractional shares of Common Stock will be
          -----------------
issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

     10.  Representations and Warranties of the Company.  The Company represents
          ---------------------------------------------
and warrants to the Holder as follows:

          (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

          (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

          (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the holders thereof are as set forth in the Company's Certificate of Incorporation, a true and complete copy of which has been delivered to the original Holder of this Warrant; and

          (d) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this warrant in accordance with the terms hereof will not be, inconsistent with the Company's Certificate of Incorporation or Bylaws, as amended.

     11.  Representations and Warranties by the Holder.  The Holder represents
          --------------------------------------------
and warrants to the Company as follows:

          (a) This Warrant is being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act. Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the Shares issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

          (b) The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration. The Holder further understands that the Shares have not been qualified under the California Securities Law of 1968 (the "California Law") by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to Section 25102(f) thereof, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent expressed above.

          (c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

          (d) The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

     12.  Rights of Stockholders.  No holder of this Warrant shall be entitled,
          ----------------------
as a Warrant holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

     13.  Expiration of Warrant.  This Warrant shall expire and shall no longer
          ---------------------
be exercisable as of 5:00 p.m., California local time, on June 9, 2004.

     14.  Miscellaneous.
          -------------

          (a) This Warrant is being delivered in the State of California and shall be construed and enforced in accordance with and governed by the laws of such State.

          (b) The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

          (c) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Shares issued or issuable upon the exercise hereof.

          (d) This Warrant and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

          (e) The Company shall not, by amendment of its Articles of Incorporation, or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

          (f) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver to the holder of record, in lieu thereof, a new Warrant of like date and tenor.

          (g) This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and the Holder.

          (h) Receipt of this Warrant by the holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

     Issued this 9th day of June, 1999.


                                    LIQUID AUDIO, INC.

                                    By: /s/ illegible
                                       ---------------------------------

                                    Title: VP Business Development
                                          ------------------------------



Acknowledged and Accepted:

Amazon.com, Inc.
----------------


By:_____________________
   Authorized Signatory

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

     Issued this 9th day of June, 1999.


                                    LIQUID AUDIO, INC.

                                    By:
                                       ---------------------------------

                                    Title:
                                          ------------------------------



Acknowledged and Accepted:

Amazon.com, Inc.
----------------------------


By: /s/ illegible
   -------------------------
   Authorized Signatory

                                   EXHIBIT A
                                   ---------

                               NOTICE OF EXERCISE
                              -------------------
TO:      Liquid Audio, Inc.
         810 Winslow Street
         Redwood City, CA  94063
         Attention:  President

         1. In lieu of exercising the attached Warrant for cash or check, the undersigned hereby elects to effect the net issuance provision of Section l(b) of this Warrant and receive ____________ (leave blank if you choose Alternative No. 2 below) shares of Common Stock pursuant to the terms of this Warrant. (Initial here if the undersigned elects this alternative).
___________.

         2. The undersigned hereby elects to purchase _______________ (leave blank if you choose alternative No. 1 above) shares of Common Stock of Liquid Audio, Inc. pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full.

         3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                            ------------------------------------
                                          (Name)


                            ------------------------------------

                            ------------------------------------
                                          (Address)



         4. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 10 of the attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned agrees to execute an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as Exhibit A-1.
                                       -----------

                                        ----------------------------------------
                                        (Signature and Date)

                                        Title:
                                              ----------------------------------

                                   EXHIBIT A-l
                                  ------------

                      INVESTMENT REPRESENTATION STATEMENT

PURCHASER    :

SELLER       :  LIQUID AUDIO, INC.

COMPANY      :  LIQUID AUDIO, INC.

SECURITY     :  COMMON STOCK ISSUED UPON EXERCISE OF THE COMMON STOCK PURCHASE
                WARRANT ISSUED ON ____________, ____

AMOUNT       :  _______________ SHARES

DATE         :

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company the following:

        (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

        (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

        (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

        (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

     The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

        (e) I agree, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by me (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) I further agree to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company
                 -------- -------
who own the stock of the Company also agree to such restrictions.

        (f) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


                                                --------------------------------
                                                (Signature)

                                                By:
                                                   -----------------------------

                                                Title:
                                                       -------------------------

                                                Date:              ,
                                                     -------------- ------------

                                    EXHIBIT B
                                   ----------

                               NOTICE OF TRANSFER
                  (To be signed only upon transfer of Warrant)

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________ the right represented by the attached Warrant to purchase _______________* shares of Common Stock of Liquid Audio, Inc., to which the attached warrant relates, and appoints ______________________ Attorney to transfer such right on the books of Liquid Audio, Inc. with full power of substitution in the premises.

     Dated:
           --------------

                              --------------------------------------------------
                              (Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

                              --------------------------------------------------
                              (Address)

Signed in the presence of:



-------------------------------
* Insert here the number of shares without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

                                   EXHIBIT B-1
                                  ------------

                      INVESTMENT REPRESENTATION STATEMENT

PURCHASER     :

TRANSFEROR    :

COMPANY       :  LIQUID AUDIO, INC.

SECURITY      :  COMMON STOCK PURCHASE WARRANT ORIGINALLY ISSUED ON
                 _______________, ________

AMOUNT        :  ___________ SHARES

DATE          :

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company the following:

        (g) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

        (h) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

        (i) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

        (j) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

     The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

        (k) I agree, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by me (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) I further agree to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company
                 -------- -------
who own the stock of the Company also agree to such restrictions.

        (l) I further understand that in the event all of the applicable requirements of Rule 144 is not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


                                                --------------------------------
                                                (Signature)

                                                 By:
                                                    ----------------------------

                                                 Title:
                                                       -------------------------

                                                 Date:                   ,
                                                      ------------------- ------